[Zurich Life Letterhead]

VIA EDGAR

March 3, 2004

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re: Kemper Investors Life Insurance Company ("KILICO") and

KILICO Variable Annuity Separate Account

("Variable Annuity Separate Account")

File No. 811-3199

Commissioners:

Attached for filing, pursuant to Section 30(e) of the Investment Company Act of 1940, as amended, and Rule 30e-2 thereunder, is the most recent annual report of the Variable Annuity Separate Account referenced above for the Scudder Passport Variable Annuity product ("Passport"). The annual report consists of a front and back cover binding the most recent annual report of the underlying fund option available through the Variable Annuity Separate Account for Passport. Because the most recent annual report of the underlying fund has been or will be filed with the SEC by its investment manager, KILICO is filing herewith only the front and back cover prepared by KILICO and hereby incorporates by reference the annual report of the underlying fund set forth below.

The Variable Annuity Separate Account for Passport includes the following underlying fund option:

Scudder Variable Series II (File No. 811-5002)

Please call the undersigned at 847-874-7380 if you have any questions or comments.

Yours truly,

/s/ Juanita M.Thomas

Juanita M. Thomas

Attorney at Law